SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report: (Date of Earliest Event Reported):
                        December 22, 2003 (December 19, 2003)





              AMERICAN INSURED MORTGAGE INVESTORS - SERIES 85, L.P.
             (Exact name of registrant as specified in its charter)

        California                      1-11059                  13-3257662
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)







                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 816-2300
              (Registrant's telephone number,including area code)

Item 5.  Other Events.

     Attached as an exhibit to this Current Report on Form 8-K is a press release issued by the General Partner on December 19, 2003 announcing the November distribution to the Partnership's unitholders. The above referenced press release is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

     Exhibit 99.1 - Press Release dated December 19, 2003.





SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    AMERICAN INSURED MORTGAGE
                                                    INVESTORS - SERIES 85, L.P.

                                                    By: CRIIMI, Inc.
                                                        General Partner


Dated: December 22, 2003                            By:/s/ Mark A. Libera
                                                    -------------------------
                                                       Mark A. Libera
                                                       Vice President
                                                       Senior Corporate Counsel

                                  EXHIBIT INDEX

Exhibit
No.                                Description
--------------------------------------------------------------------------------

*    99.1 Press Release dated December 19, 2003

*    Filed herewith.